BNC BANCORP

ACQUISITION OF

Valley Financial Corporation

Transaction Overview

New Market, Same Disciplined Strategy

Transaction Benefits

Valley Financial Corporation

- Nine branches in attractive Roanoke, Virginia market
- #1 Deposit market share among independent banks in Roanoke MSA
- Respected and seasoned leadership and lending team
- Estimated accretion to BNCN 2015 EPS of 5.0%+*
- Estimated tangible book value dilution earned-back in under 2.5 years*
- Transaction, savings and MMDA accounts represent 73% of deposits

* Does not include fair value accretion or revenue synergies

Transaction Rationale

Strategic Rationale

- Well-planned entry into Virginia via the attractive Roanoke MSA
- Proven management team with similar corporate culture
- Branch deposit generation efficiency
- Additive to strong core deposit base
- Consistent and successful wealth management platform

Financially Attractive

- 5.0%+ accretive to EPS in 2015
- TBV dilution earned back in under 2.5 years
- IRR exceeds 20%
- Strong capital ratios pro forma
- Cost savings of 30% (approximately $6.6 million)

Low Risk Integration

- Comprehensive due diligence process completed, rigorous internal and third-party loan review and OREO inspection
- Conservative credit mark – equal to over 100% of NPAs
- BNCN is an experienced acquirer (12 deals since early 2010; 2 pending)

Transaction Terms

Valley Financial Corporation

Transaction Value*	$98.9 million
Consideration per share	$20.50#
Consideration mix	100% Stock
Valley Pro-forma Ownership	15%#
Price/TBV	173%
Price/LTM EPS	15.9x
Premium to Market Price	54%
Required Approvals	Customary regulatory and shareholder approval
Expected Closing	Q2 2015
Board	1 Valley Board Member will join the Boards of each of BNC Bancorp and Bank of North Carolina

* Total consideration to common shareholders excluding options
\# Current, subject to certain collars

Transaction Assumptions

Valley Financial Corporation

Cost savings:	30% of VYFC LTM non-interest expense
Revenue synergies:	None assumed
One-time costs:	$8mm, pretax
Core deposit intangible:	$6mm
Fair value mark:	3.3% aggregate mark on loans and 26% mark on OREO
Capital:	None required to complete the transaction
Valley balance sheet restructuring:	Sale of low yielding securities Retirement of high-cost wholesale funding

Credit Highlights

Due Diligence Overview

- Rigorous due diligence process to evaluate Valley's credit portfolios
  - All non-performing and classified credits reviewed and select properties visited
  - All OREO properties reviewed and select properties visited
  - Large sample of performing credits reviewed
  - Loan review completed by internal BNCN team, with additional independent review by highly respected regional firm

Estimated Fair Value Mark

Aggregate loan fair value mark	**3.3%**
Substandard/Classified	34.4%
Pass Credits	1.3%
OREO fair value mark	25.7%
Total $ Amount	**$23mm**

Acquisition Comparables

Buyer Name/ Target Name	Target State	Announce Date	Deal Value ($M)	Announced Deal Value/ Earnings (x)	Tang. Book (%)	Assets (%)	Target Announcement Financials Total Assets ($000)	Tang. Equity/ Tang. Assets (%)	LTM ROAA (%)
Average			**78.6**	**17.3**	**166.1**	**11.6**	**751,473**	**6.60**	**0.68**
S&T Bancorp, Inc./ Integrity Bancshares, Inc.	PA	10/30/14	159.1	16.8	265.4	20.1	860,434	7.90	1.30
BancorpSouth, Inc./ Ouachita Bancshares Corp.	LA	1/8/14	112.0	15.8	219.7	16.9	664,161	7.68	1.73
Heartland Financial USA, Inc./ Community Banc-Corp. of Sheboygan, Inc.	WI	10/23/14	52.0	5.6	190.5	10.0	520,142	5.73	1.74
Chemical Financial Corporation/ Northwestern Bancorp	MI	3/11/14	120.0	NM	181.7	17.7	873,772	7.57	-0.97
BNC Bancorp/ Valley Financial Corporation	**VA**	**11/12/14**	**98.9**	**15.9**	**173.0**	**11.5**	**857,345**	**6.67**	**0.75**
Stonegate Bank/ Florida Shores Bancorp, Inc.	FL	9/5/13	50.5	NM	146.8	9.1	555,115	6.09	NA
First Midwest Bancorp, Inc./ Great Lakes Financial Resources, Inc.	IL	7/8/14	60.8	19.1	137.7	10.5	581,521	7.67	0.53
Community Bank Shares of Indiana, Inc./ First Financial Service Corporation	KY	4/22/14	17.2	NM	134.5	4.1	858,617	3.82	0.08
Heartland Financial USA, Inc./ Morrill Bancshares, Inc.	KS	6/12/13	61.5	11.0	124.9	10.9	752,267	6.64	0.78
Simmons First National Corporation/ Metropolitan National Bank	AR	9/12/13	53.6	36.6	86.8	5.4	991,357	6.23	0.15

- Comparable mergers include whole-bank transactions* where the selling bank had between $500mm-$1B in total assets and TE/TA less than 8% at time of announcement
- BNC Bancorp's acquisition of Valley would rank 5th out of these 10 recent transactions in Deal Value / TBV

*Announced and not terminated since June 1, 2013
Source: SNL Financial

Consistent M&A Discipline

Valley Transaction Meets BNC M&A Disciplines

Key Attributes	Valley	Rationale
Franchise Aspects:		
• High-growth metro market?	✓	Entrance into high-growth Roanoke, VA market
• Complementary culture?	✓	Valley and BNC cultures very similar
• Attractive core deposit base?	✓	Valley has #1 deposit share for community banks in Roanoke, #4 overall
Disciplined Fundamentals:		
• Accretive to EPS day 1?	✓	5.0%+ EPS accretion
• TBV earn back period within 3 years?	✓	Earn back inside 2.5 years
• Conservative fair value marks?	✓	115% of NPAs • 34.4% on classified assets • 25.7% on OREO • 1.3% on performing

An Experienced & Disciplined Acquirer

- 12 acquisitions since 2010. 10 closed and 2 pending (includes Valley).
- P/TBV paid to Valley relative to BNCN P/TBV is consistent with prior deals
- Average price change in BNC stock from announcement to closing is +8.13%

										Price Change from Day Before Announcement to:	
Seller Name	Seller Headquarters	Seller Assets	% of Buyer's Size/Total Assets at Announce	Announce Date	Deal Type	Geographic Expansion?	BNC P/TBV at Announcement (%)	Deal P/TBV at Announcement (%)	BNC P/TBV minus Deal P/TBV at Announcement (%)	Week After Announcement	Closing
Valley Financial Corporation	Roanoke, VA	$857,345	22.9%	11/12/2014	Whole Bank	Market Expansion	184	173	11		
AVERAGE		**$263,414**	**11.4%**				**114**	**96**	**18**	**8.05%**	**8.13%**
Harbor Bank Group, Inc. *	Charleston, SC	$305,866	9.5%	6/5/2014	Whole Bank	In Market	189	153	36	4.24%	Pending
Community First Financial Group, Inc.	Chapel Hill, NC	$228,492	7.7%	12/18/2013	Whole Bank	Partial Overlap	181	99	82	9.25%	9.70%
South Street Financial Corp.	Albemarle, NC	$273,828	9.2%	12/18/2013	Whole Bank	Market Expansion	181	101	80	9.25%	12.23%
Randolph Bank & Trust Company	Asheboro, NC	$302,201	10.3%	5/31/2013	Whole Bank	Partial Overlap	128	62	66	0.56%	24.23%
Carolina Federal Savings Bank	Charleston, SC	$54,373	2.3%	6/8/2012	FDIC	Market Expansion	72	NA	NA	20.34%	0.29%
First Trust Bank	Charlotte, NC	$436,682	18.1%	6/4/2012	Whole Bank	In Market	80	72	8	-6.53%	8.45%
KeySource Financial, Inc.	Durham, NC	$205,794	9.4%	12/21/2011	Whole Bank	Market Expansion	70	60	10	3.86%	12.17%
Blue Ridge Savings Bank, Inc.	Asheville, NC	$161,430	7.3%	10/14/2011	FDIC	Market Expansion	75	NA	NA	17.70%	0.00%
Regent Bank	Greenville, SC	$51,865	2.4%	9/8/2011	Whole Bank	Market Expansion	75	124	(49)	0.59%	6.15%
Beach First National Bank	Myrtle Beach, SC	$613,604	37.7%	4/9/2010	FDIC	Market Expansion	88	NA	NA	21.21%	0.00%

* Harbor Bank Group, Inc. acquisition has not yet closed.

Source: SNL Financial

Executing the Strategy – Historical Transactions



Columbia
Fayetteville
Augusta

- Legacy BNCN
- Beach First
- Regent Bank
- Blue Ridge Savings Bank
- KeySource
- Hampton Roads*
- First Trust
- Carolina Federal
- Randolph Bank & Trust
- South Street
- Community First
- Harbor
- Valley

**Branch Acquisition*

Sources: SNL Financial and ESRI

BNC BANCORP

BNC BANCORP

Pro Forma

Formidable Presence in Virginia & the Carolinas

Rank	Institution Name	State	Total Assets ($mm)	Total Deposits ($mm)	Market Cap ($mm)
1	South State Corporation	SC	7,896	6,518	1,495
2	Union Bankshares Corporation	VA	7,194	5,634	1,036
3	TowneBank#	VA	6,083	4,534	766
4	**BNC Bancorp***	**NC**	**4,919**	**4,033**	**640**
5	Carter Bank & Trust	VA	4,679	4,272	318
6	Yadkin Financial Corporation	NC	4,179	3,185	615
7	Cardinal Financial Corporation	VA	3,315	2,425	604
8	First Bancorp	NC	3,196	2,679	346
9	Square 1 Financial, Inc.	NC	2,988	2,668	581
10	First Community Bancshares, Inc.	VA	2,550	1,932	304
11	NewBridge Bancorp	NC	2,443	1,825	321
12	Park Sterling Corporation	NC	2,326	1,865	341
13	HomeTrust Bancshares, Inc.	NC	2,214	1,659	318
14	Southern BancShares (N.C.), Inc.	NC	2,169	1,833	137
15	Hampton Roads Bankshares, Inc.	VA	2,017	1,613	286

- Post acquisition, BNC Bancorp will be the 4th largest community bank^ headquartered in Virginia and the Carolinas as defined by total assets and market capitalization

Pro forma for Franklin Financial Corporation acquisition
* Pro forma for Harbor Bank Group, Inc. and Valley Financial Corporation acquisitions
^ Community bank defined as banks with less than $20B in total assets

Source: SNL Financial

Pro Forma Franchise

	Branches	Loans ($000)	Deposits ($000)
Western Carolinas - Asheville	4	131,000	130,000
Charlotte	10	980,000	781,000
Coastal South Carolina	12	500,000	530,000
Raleigh-Durham - Chapel Hill	8	527,000	385,000
Piedmont Triad - Greensboro	16	913,000	1,573,000
Virgina - Roanoke	9	600,000	680,000



- Legacy BNCN Branches
- Valley Bank Branches
- Harbor National Branches

Complementary Geographies & Business Lines

	BNC*	Valley	Pro Forma#
Assets:	$4.1B	$0.9B	$4.8B
Loans:	$3.0B	$0.6B	$3.6B
Deposits:	$3.4B	$0.7B	$4.0B
Footprint:			
Virginia:		V	✓
North Carolina:	✓		✓
South Carolina:	✓		✓
Community bank heritage:	✓	V	✓
Fee income generation:			
Wealth management:	✓	V	✓
Mortgage banking:	✓	V	✓
Merger integration experience:	✓		✓

* Pro forma for Harbor Bank Group, Inc. acquisition
# Includes merger accounting adjustments and balance sheet deleveraging

Pro Forma Balance Sheet

	Valley	BNC*	Pro Forma#
Cash & Securities	$199	$615	$660
Net Loans	$602	$3,007	$3,600
Total Assets	$857	$4,056	$4,800
Deposits	$682	$3,351	$3,960

$ in millions

- Increases combined balance sheet to just below $5B in total assets
- Valley's levered balance sheet allows combined company to continue to deliver attractive returns to shareholders
- Opportunity to redeploy deposits from investment securities into higher yielding loans

* Pro forma for Harbor Bank Group, Inc. acquisition
# Includes merger accounting adjustments and balance sheet deleveraging

Source: SNL Financial

Combined Loans

Valley


Construction & Development
8.1%
C&I
15.3%
Consumer
6.5%
1-4 Family
22.3%
Comm'l RE
47.9%

BNC*


Other
0.8%
C&I
6.1%
Consumer
9.7%
1-4 Family
19.9%
Construction & Development
10.8%
Comm'l RE
52.7%

Combined#


Other
0.6%
C&I
7.7%
Consumer
9.1%
1-4 Family
20.3%
Construction & Development
10.3%
Comm'l RE
51.9%

$ in thousands

Loan Composition	Amount	%
1-4 Family Loans	$ 134,169	22.3%
Commercial RE	288,793	47.9%
Construction & Development	48,585	8.1%
Consumer	38,949	6.5%
C&I	91,954	15.3%
Other	0	0.0%
Total Loans	$ 602,450	100.0%

Loan Composition	Amount	%
1-4 Family Loans	$ 586,984	19.9%
Commercial RE	1,556,138	52.7%
Construction & Development	319,246	10.8%
Consumer	285,833	9.7%
C&I	180,450	6.1%
Other	22,831	0.8%
Total Loans	$ 2,951,481	100.0%

Loan Composition	Amount	%
1-4 Family Loans	$ 721,153	20.3%
Commercial RE	1,844,931	51.9%
Construction & Development	367,831	10.3%
Consumer	324,782	9.1%
C&I	272,404	7.7%
Other	22,831	0.6%
Total Loans	$ 3,553,931	100.0%

* BNC Bancorp and Harbor Bank Group, Inc. loans combined
# Excludes merger accounting adjustments and balance sheet deleveraging
Data as of June 30, 2014

Source: SNL Financial

Combined Deposits

Valley



Jumbo CDs
5.5%
Non-Interest Bearing Demand
15.5%
Retail CDs
22.0%
Interest-Bearing Demand
57.1%

BNC*



Jumbo CDs
4.4%
Non-Interest Bearing Demand
16.0%
Retail CDs
30.8%
Interest-Bearing Demand
48.7%

Combined#



Jumbo CDs
4.6%
Non-Interest Bearing Demand
16.0%
Retail CDs
29.3%
Interest-Bearing Demand
50.1%

$ in thousands

Deposit Composition	Amount	%
Non-Interest Bearing Demand	$ 105,509	15.5%
Interest-Bearing Demand	389,362	57.1%
Retail CDs	149,970	22.0%
Jumbo CDs	37,361	5.5%
Total Deposits	$ 682,202	100.0%

Deposit Composition	Amount	%
Non-Interest Bearing Demand	$ 537,773	16.0%
Interest-Bearing Demand	1,631,150	48.7%
Retail CDs	1,033,074	30.8%
Jumbo CDs	148,912	4.4%
Total Deposits	$ 3,350,908	100.0%

Deposit Composition	Amount	%
Non-Interest Bearing Demand	$ 643,281	16.0%
Interest-Bearing Demand	2,020,511	50.1%
Retail CDs	1,183,044	29.3%
Jumbo CDs	186,273	4.6%
Total Deposits	$ 4,033,110	100.0%

* BNC Bancorp and Harbor Bank Group, Inc. deposits combined
# Excludes merger accounting adjustments and balance sheet deleveraging
Data as of June 30, 2014

Source: SNL Financial

Pro Forma Capital Ratios

Tangible Common Equity to Tangible Assets



BNCN*
VYFC
Pro Forma#
Pro Forma Q2 2015 Close^
7.5%
7.0%
6.5%
6.0%
5.5%
5.0%
7.3%
6.7%
7.0%
7.3%

Bank Tier 1 Leverage Ratio



BNCN*
VYFC
Pro Forma#
Pro Forma Q2 2015 Close^
11.0%
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
8.6%
9.9%
8.5%
8.8%

Sources: SNL Financial, BNC projections

- Pro forma company remains well-capitalized and poised for future growth
- Earnings power of combined company poised to grow capital levels in coming quarters
- Opportunity to deploy capital across combined franchise
- BNC maintains a disciplined approach to capital management and focuses on capital levels when making decisions across the company

* Pro forma for Harbor Bank Group, Inc. acquisition
# Includes merger accounting adjustments and balance sheet deleveraging
^ Includes balance sheet growth projections

Transaction Summary

- Transaction expected to drive earnings growth and overall shareholder value for both BNC and Valley shareholders
- Strategic entrance into Virginia and the Roanoke market with the right leadership and platform to support disciplined growth
- Complements culture, geography and business lines
- Pro forma institution expected to be stronger, well-capitalized and remain an acquirer of choice in the Carolinas & Virginia
- Continues to increase liquidity in BNCN shares
- Increases Valley's ability to serve larger customers

BNC BANCORP

Valley Financial Corporation Overview

Valley Financial Corporation – Overview

- Roanoke, VA financial institution established in May 1995
- Premier community bank in the Roanoke Valley area
- Current balance sheet built solely through organic growth
- Began trading on NASDAQ in 2000
- Ellis Gutshall named President and Chief Executive Officer of Valley Bank in June 1996 after a brief stint as Chief Lending Officer
- 9 branches concentrated in the Roanoke MSA
- Successful wealth management platform
- Strong core deposit base

Source: SNL Financial

Valley Financial Corporation – Overview *(cont.)*

	2011 Y	2012 Y	2013 Y	09/14 LTM
Assets	773,504	764,584	825,346	857,345
Net Loans	498,936	533,893	563,160	600,006
Deposits	630,708	621,101	677,035	682,102
Net Income	5,688	6,489	6,835	6,350
Core EPS	$0.86	$0.98	$1.25	$1.20
Efficiency	67.37	62.94	64.23	65.21
ROAA	0.73	0.83	0.86	0.75
ROAE	9.87	10.33	11.05	11.74
NIM	3.39	3.58	3.74	3.58
Cost of Funds	1.17	0.85	0.59	0.57
TCE/TA	5.75	6.54	5.93	6.67
Tier 1 Ratio	13.39	13.51	11.25	11.72
Leverage Ratio	9.87	10.30	8.58	8.66

Dollars in thousands, except per-share amounts


NPAs/Assets
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
3.54%
3.19%
2.87%
2.14%
2.09%
2013 Q3
2013 Q4
2014 Q1
2014 Q2
2014 Q3

Headquarters: Roanoke, VA

Ticker: VYFC

Exchange: NASDAQ


VYFC 3-Year Stock Chart
16.00
14.00
12.00
10.00
8.00
6.00
4.00
2.00
0.00
Nov-11
Jan-12
Mar-12
May-12
Jul-12
Sep-12
Nov-12
Jan-13
Mar-13
May-13
Jul-13
Sep-13
Nov-13
Jan-14
Mar-14
May-14
Jul-14
Sep-14
Nov-14

Source: SNL Financial

Valley Financial Corporation – Market Share

Roanoke MSA							
Rank	Institution	# of Branches	Branch Market Share	Deposits	Deposit Market Share	Deposit Market Share / Branch Market Share
1	Wells Fargo & Co. (CA)	11	8.9%	1,961,989	26.9%	3.01
2	SunTrust Banks Inc. (GA)	18	14.6%	1,349,927	18.5%	1.26
3	BB&T Corp. (NC)	16	13.0%	880,540	12.1%	0.93
4	**Valley Financial Corp. (VA)**	**9**	**7.3%**	**682,202**	**9.4%**	**1.28**
5	Carter Bank & Trust (VA)	15	12.2%	588,321	8.1%	0.66
6	Union Bkshs Corp (VA)	8	6.5%	360,379	4.9%	0.76
7	HomeTrust Bancshares Inc. (NC)	5	4.1%	282,977	3.9%	0.95
8	HomeTown Bankshares Corp. (VA)	5	4.1%	280,863	3.9%	0.95
9	First Citizens BancShares Inc. (NC)	9	7.3%	218,370	3.0%	0.41
10	Bank of Botetourt (VA)	7	5.7%	211,288	2.9%	0.51
11	Bank of Fincastle (VA)	7	5.7%	176,008	2.4%	0.42
12	American National Bankshares (VA)	3	2.4%	140,017	1.9%	0.79
13	Cardinal Bankshares Corp. (VA)	2	1.6%	65,542	0.9%	0.55
14	Farmers & Mrchnt Bk Craig Cnty (VA)	1	0.8%	45,621	0.6%	0.77
15	Bank of America Corp. (NC)	1	0.8%	29,712	0.4%	0.50
16	Fidelity BancShares (N.C.) Inc (NC)	1	0.8%	10,323	0.1%	0.17
17	First Bancorp (NC)	1	0.8%	6,029	0.1%	0.10
18	Woodforest Financial Grp Inc. (TX)	4	3.3%	3,850	0.1%	0.02
	Total For Institutions In Market	**123**		**7,293,958**		

- Valley is 4th overall and 1st among community banks in deposit market share in the Roanoke MSA
- Valley is 2nd overall and 1st among community banks in deposit market share/branch market share indicating their ability to gather more deposits with fewer branches than other banks in the market

Source: SNL Financial

Franchise Footprint


Hershberger Road
Challenger Ave
Salem
Grandin Village
HQ/Main
Hardy Rd
Keagy Rd
McClanahan St
Starkey Road
Hanging Rock
Kingston
Bonsack
Sunset Village
Roanoke
Vinton
Riverdale
Cave Spring
Garden City
Leslie
Clearbrook
Blue Ridge Parkway

Key	Address	City	Total Deposits ($000s)
★	36 Church Ave SW	Roanoke	$255,718
B	4467 Starkey Rd	Roanoke	141,518
C	8 E Main St	Salem	72,501
D	3850 Keagy Rd SW	Roanoke	55,989
E	110 McClanahan St SW	Roanoke	46,431
F	1518 Hershberger Rd NW	Roanoke	41,303
G	1003 Hardy Rd	Roanoke	37,266
H	1323 Grandin Rd SW	Roanoke	24,711
I	4003 Challenger Ave	Roanoke	6,765
	Total		$682,202

Sources: SNL Financial, internal Company data

Market Highlights – Roanoke, VA

Overview

- Roanoke named one of the 50 hottest cities for expansions and relocations by *Expansion Management* magazine
- Ranked among the top 3 "Best Places to Retire" by *Money Magazine*
- The Roanoke MSA was ranked in the top 15% of the best cities in the Balanced Economy and Growth category by *Inc. Magazine*
- Roanoke is a major Virginia medical center servicing western Virginia's population with more than 500 physicians and surgeons

Demographic Highlights



12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
10.5%
2.6%
8.1%
10.7%
3.3%
10.1%
5.4%
5.5%
5.6%
Roanoke MSA
Richmond MSA
VA Beach/Norfolk MSA
Projected Median HH Income Growth (2014 - 2019)
Projected Per Capita Income Growth (2014 - 2019)
Unemployment Rate (Sep. 2014)

Population (2014):	313,033
Projected 2019 HH Income:	$74,360
Unemployment Rate (9/14):	5.4%

Sources: SNL Financial, Roanoke Chamber of Commerce

Appendix

Building Premier Franchise in the Carolinas & Virginia

BNC BANCORP

• **Headquarters:**	**High Point, NC**	• **Exchange:**	**NASDAQ: BNCN**
• **Branches:**	**48 *(61)***	• **Recent Stock Price:**	**$16.79**
• **Total Assets:**	**$3.7 billion *($4.8B)***	• **Price to TBV:**	**184%**
• **Total Loans:**	**$2.7 billion *($3.6B)***	• **Market Cap:**	**$495 million**
• **Total Deposits:**	**$3.1 billion *($4.0B)***	• **Annual Dividend:**	**$0.20**
		• **Dividend Yield:**	**1.19%**

(Italics = Pro forma after recent deal announcements)

Primary Objective: Maximize Long-term Shareholder Value

Pro Forma Market Capitalization exceeds all Banks headquartered in NC under $25B in size

Sources: SNL Financial and Company filings, as of September 30, 2014 (pro forma includes Harbor Bank Group, Inc. and Valley Financial Corporation with fair value marks and balance sheet deleveraging)
Market data as of November 14, 2014

Acquisition Experience

BNC has become the "Acquiror of Choice" in the Carolinas

Acquisition Target	Announce Date	Rationale
Valley Bank	11/17/14	Strong Core Deposit Base, Virginia Expansion
Harbor National Bank*	6/5/2014	100% Core Deposits – Charleston, SC Expansion
Harrington Bank	12/18/2013	100% Core Deposits - 33% Non Interest DDA - Raleigh CSA
Home Savings Bank of Albemarle	12/18/2013	100% Core Deposits – Charlotte CSA Expansion
Randolph Bank & Trust Co.	5/31/2013	100% Core Deposits - Loans Primarily Retail
Carolina Federal Savings Bank (FDIC)	6/8/2012	100% Core Deposits – Charleston, SC Market Entry
First Trust Bank	6/4/2012	Strong Core Deposit Base – Charlotte Metro Expansion
Bank of Hampton Roads (2 branches)	4/30/2012	100% Core Deposits – Raleigh CSA Expansion
KeySource Commercial Bank	12/21/2011	Diversify Lending – Raleigh CSA Entry
Blue Ridge Savings Bank (FDIC)	10/14/2011	100% Core Deposits - Loans Primarily Retail
Regent Bank	9/8/2011	100% Core Deposits – Greenville, SC Market Entry
Beach First National Bank (FDIC)	4/9/2010	Strong Core Deposits - Reduce Wholesale Reliance

12 Acquisitions Since 2010

6 Whole Bank completed; 3 FDIC-assisted; 1 Branch Transaction; 2 Pending

* Acquisition expected to close December 1, 2014

Analyst Coverage

Firm	Analyst	Rating	Price Target	2015 Estimate
FIG Partners LLC	Chris Marinac	"Outperform"	$21.00	$1.40
Raymond James	William J. Wallace IV	"Outperform 2"	$20.00	$1.45
Sandler O'Neill + Partners	Stephen Scouten	"Buy"	$20.00	$1.43
Keefe, Bruyette & Woods	Brady Gailey	"Outperform"	$20.00	$1.45
Hovde Group	Kevin Fitzsimmons	"Outperform"	$19.50	$1.44

Investor Contacts

Richard D. Callicutt II
President & Chief Executive Officer

David B. Spencer
Senior Executive Vice President & Chief Financial Officer

BNC Bancorp
3980 Premier Drive, Suite 210
High Point, NC 27265
(366) 869-9200
www.bankofnc.com

Forward Looking Statements

This presentation contains certain forward-looking information about BNC that is intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact, are forward-looking statements. In some cases, you can identify forward-looking statements by words such as "may," "hope," "will," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential," "continue," "could," "future" or the negative of those terms or other words of similar meaning. You should carefully read forward-looking statements, including statements that contain these words, because they discuss the future expectations or state other "forward-looking" information about BNC. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of BNC. Forward-looking statements speak only as of the date they are made and BNC assumes no duty to update such statements. In addition to factors previously disclosed in reports filed by BNC with the SEC, additional risks and uncertainties may include, but are not limited to: the possibility that any of the anticipated benefits of the proposed merger will not be realized or will not be realized within the expected time period; the risk that integration of operations with those of BNC will be materially delayed or will be more costly or difficult than expected; the inability to complete the merger due to the failure of shareholder approval to adopt the merger agreement; the failure to satisfy other conditions to completion of the merger, including receipt of required regulatory and other approvals; the failure of the proposed merger to close for any other reason; the effect of the announcement of the merger on customer relationships and operating results; the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; and general competitive, economic, political and market conditions and fluctuations. Additional factors affecting BNC and Valley are discussed in each company's respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC. Please refer to the SEC's website at www.sec.gov where you can review those documents.

Additional Information

This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the merger, BNC will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement of Valley and a Prospectus of BNC, as well as other relevant documents concerning the proposed transaction. **SHAREHOLDERS ARE STRONGLY URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER WHEN IT BECOMES AVAILABLE AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER.** A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about BNC or Valley, may be obtained after their respective filing at the SEC's Internet site (http://www.sec.gov). In addition, (i) free copies of documents filed by BNC with the SEC may be obtained on the BNC website at www.bncbancorp.com or by requesting them in writing from Drema Michael, BNC Bancorp, 3980 Premier Drive, Suite 210, High Point, North Carolina 27265, or by telephone at (336) 869-9200; and (ii) free copies of documents filed by Valley with the SEC may be obtained on the Valley website at www.myvalleybank.com or by requesting them in writing from Kimberly Snyder, Valley Financial Corporation, 36 Church Avenue, S.W., P.O. Box 2740, Roanoke, Virginia 24011, or by telephone at (540) 342-2265.

BNC and Valley and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Valley's shareholders in connection with the proposed merger. Information about the directors and executive officers of BNC and Valley and other persons who may be deemed participants in the solicitation will be included in the Proxy Statement/Prospectus. Information about BNC's executive officers and directors can also be found in BNC's definitive proxy statement in connection with its 2014 Annual Meeting of Shareholders filed with the SEC on April 10, 2014. Information about Valley's executive officers and directors can also be found in Valley's definitive proxy statement in connection with its 2014 Annual Meeting of Shareholders filed with the SEC on March 19, 2014. Additional information regarding the interests of those persons and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger when it becomes available. You may obtain free copies of each document as described in the preceding paragraph.